Exhibit 99.1

(NYSE MKT: CTO) Quarter Investor 3rd 2016 Presentation Published: October 19, 2016

If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing infrastructure work affiliated with certain land transactions and the impact on the total estimated gain, as well as the timing of the recognition of that gain, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the ability for the Company to convert to a real estate investment trust, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (M) provided in this presentation are defined on Slide 54 2

CTO at a Glance As of September 30, 2016 (unless otherwise noted) Company Founded 1910 Shares Outstanding 5,745,514 Dividend Level $0.04/share – Quarterly Number of Employees 14 Share Price (as of October 14, 2016) $50.03 3 Earnings per Share (year-to-date)$1.96 52 week Stock Price Range$60.09 - $42.53 Board of Directors8 Dividend HistoryPaid Since 1976 Public CompanySince 1969 Corporate HeadquartersDaytona Beach, FL

Snapshot As of September 30, 2016 (unless otherwise noted) (1) Equity Market Cap Debt (A) $287.4 million $141.3 million Total Enterprise Value (‘TEV’) (1) (A) Cash (including 1031 restricted cash) Leverage (net debt to TEV) (1) (A) $428.7 million $ 12.1 million 30.1% LAND HOLDINGS INCOME PROPERTIES LOAN INVESTMENTS SUBSURFACE INTERESTS Book Value $0 (1) As of October 14, 2016 (2) The Subsurface Sale agreement was subsequently amended to allow for certain portions of the Interests to be excluded from the Subsurface Sale and retained by the Company, with a corresponding reduction in transaction price. Subsequent to September 30, 2016, LVP provided the Company with a propos al to significantly reduce the Interests covered by the Subsurface Sale. Income Liquidity Asset Rich 4 10,500 Acres Undeveloped Land 29 Properties >1.5 million sq. ft Retail & Office 3 Loans Hotel & Retail ≈500,000 Acres With 4,100 Acres Under Contract $98.5mm (1)(B) NOI = $16.3 million(H) Value @ 6.5% Cap Rate = $252mm Avg. Yield 8.8% $24 million Under Contract ≈$24.0 million (B)(2) OPERATINGSEGMENTS

CTO Highlights Portfolio Daytona

How Low does Stock Market Value our Land? (L)

As of September 30, 2016 (unless otherwise noted)

Equity Market Cap [closing price $50.03] (1)	$287mm
Debt (A)	$141mm
1031 Tax Deferred Liabilities	$56mm
Total Adjusted Enterprise Value (TAEV)(1)(A)	$484mm
Less: Income Properties (Value @ 6.5% cap rate on NOI)	($252mm)
Less: Contract Amount for Subsurface Interests (B)(2)	($24mm)
Less: Basis in Commercial Loan Investments	($24mm)
Less: Cash & 1031 Restricted Cash	($12mm)
Less: Value of Impact Fees (M) & Mitigation Credits, Golf, and Other Assets	($19mm)
Net TAEV Attributable to Land (1)	$153mm
Less: Value of Land Pipeline Contracts (≈4,100 acres @ approx. $24k/acre) (1)(B)	($99mm)
Net TAEV Attributable to Remaining ≈6,400 Acres of Land ("Remaining Acres") (1)(A)	$54mm
Remaining Acres	≈6,400
Net TAEV per Acre Attributable to Remaining Acres (1)(A)	$8,438 per Acre
Net TAEV per Acre Attributable to Remaining Acres (excluding 1031 Def Tax Liab.) (1)(A)	$(313) per Acre

(1) As of October 14, 2016

(2) The Subsurface Sale agreement was subsequently amended to allow for certain portions of the Interests to be excluded from the Subsurface Sale and retained by the Company, with a corresponding reduction in transaction price. Subsequent to September 30, 2016, LVP provided the Company with a proposal to significantly reduce the Interests covered by the Subsurface Sale.

CONSOLIDATED TOMOKA

5

CTO Highlights Portfolio Daytona

Components of Value (L)

($ in 000's)

As of September 30, 2016 (unless otherwise noted)

Income Properties - NOI (H)	
Single-Tenant	$12,293
Multi-Tenant	3,882
Billboards	200
Total NOI	**$16,375**
Value @ 6.5% Cap Rate	**$252mm**

Land Portfolio		
Under Contract (B)	[≈4,100 acres]	≈$98,500
East of I-95	[≈1,000 acres]	(3)
West of I-95	[≈4,400 acres]	(3)
Industrial (West of I-95)	[≈1,000 acres]	(3)
Total Land Values		(3)

1. Book value of asset(s) and liabilities except as noted
2. Rounded to nearest $100,000
3. Value estimates could be derived using the average sales price per acre achieved since 2012 as outlined on Slide 12 and indicated values on Slide 15
4. Total infrastructure costs to be reimbursed for land sales closed within the Tomoka Town Center as of September 30, 2016. Total estimated infrastructure costs equals approximately $12.8 million of which approximately $12.5 million will be reimbursed if all land sales close relating to the Tomoka Town Center. Approximately $600,000 of $12.8 million is remaining to be incurred.
5. See Footnote (2) on Slide 5

Other Asset Components (2)	
Commercial Loan Portfolio (1)	$24,000
Subsurface (Contract Value) (B)(5)	24,000
Beach Real Estate Venture (1)	5,800
Impact Fees (1)(M)	2,700
Mitigation Credits (1)	1,400
Infrastructure Reimbursements (1) (4)	6,500
Golf Assets (1)	2,300
Cash and 1031 Restricted Cash (1)	12,100
Other Asset Components	**$78,800**

Liabilities (2)	
Debt (A)	$141,300
Payables, Accrued Liabilities, etc. (1)	9,900
Est. Remaining Infrastructure Costs (4)	600
Deferred Tax Liability (1)	56,100
Total Liabilities	**$207,900**

Note: Total shares outstanding as of September 30, 2016 = 5,745,514

CONSOLIDATED TOMOKA

6

(1) Share Price Performance 1 year, 3 year and 5 years ended September 30, 2016 (adjusted for dividends) 1.Source: Bloomberg as of October 17, 2016 Comparative Performance 7 Symbol 1 year 3 years 5 years 5 yr. Annualized CTO 3.0% 33.7% 96.5% 14.5% REIT Index RMZ 19.8% 48.5% 108.2% 15.8% Russell 2000 RTY 15.4% 21.5% 108.4% 15.8% JOE -3.9% -6.3% 22.6% 4.1% TRC 11.5% -14.4% 5.1% 1.0% FOR -11.0% -45.6% 7.3% 1.4% ADC 73.3% 92.7% 201.9% 24.7% STAR -14.7% -10.9% 84.4% 13.0%

(1) Share Price Appreciation Price Appreciation based upon a theoretical investment of $100 ADC EPR 11/20/15 O STOR SRC NNN LXP CTO 1.Source: Bloomberg as of July 15, 2016 Versus Single Tenant REITs 8 Theoretical $100 Investment

3rd Highlights - Quarter & Subsequent Events Income Property Operations Completed $77.4 million in acquisitions at weighted average cap rate of 6.16% Closed on Sale of 14 asset portfolio (see Slide 36): $51.6mm, $11.4mm gain, exit cap rate of 4.73% Sold non-core (vacant) income property (Altamonte Springs, FL) - $3.0mm, exit cap of 9.5% Real Estate Operations Sold 4.5 acre sale to Minto for their Sales Center Sold 17 acres (Commercial buyer – West of I-95) in October 2016: $3.0mm, $174k/acre Kerogen continued lease for 6th year: $957,000 lease and drilling penalty payment Sold $1.2mm in Impact Fees in October 2016 Corporate Repurchased 54,719 shares of CTO stock, approx. $2.7mm, average price/share $49.10 Appointed Laura M. Franklin – New Director Implemented/Amended Governance & Compensation Policies Progress and Momentum 9

Positive Trends Annual Results for 2012 – 2015 and YTD Q3 2016 Total Revenues Basic Earnings Per Share ($000’s) 2012 2013 2014 2015 YTD Q3 2016 Operating Income ($000’s) Book Value Per Share 2012 2013 2014 2015 YTD Q3 2016 10

Monetizing ourLand Annual Land Sales for 2005 – 2015 and YTD 2016 & Pipeline as of 10/14/16 (B) Note: Multi-family included in residential (Land Sales in $000’s) 2012 – YTD 2016 Total Sales $40.4mm Avg. Price/Acre $149k Average Price/Acre Residential Commercial Total Total Acres Sold $ $ $ 20,665 140,116 107,754 336.0 $ $ $ 100,000 96,340 96,535 214.5 $ $ $ 18,480 166,392 47,468 486.5 $ $ $ - 174,669 174,669 24.4 $ $ $ - 158,307 158,307 15.8 $ $ $ - - - - $ $ $ - - - - $ $ $ - 37,133 37,133 16.6 $ $ $ - 256,542 256,542 11.7 $ $ $ - 86,952 86,952 99.7 $ $ $ 151,894 204,939 197,571 114.0 $ $ $ - 186,820 186,820 29.1 $ 24,289 ≈4,100 Executing Our Strategy 11 Land Holdings

Analysis As of October 14, 2016 of Price per Acre – Sales Since 2012 + Pipeline West of I-95 East of I-95 East of I-95 408.24 $ 64,250 $ 157.4 West of I-95 Total 3,914.51 $ 73,309 $ 18.7 4,322.75 $ 137,559 $ 31.8 Residential Commercial Total 3,959.48 363.27 $ $ 71,642 65,918 $ $ 18.1 181.5 4,322.75 $ 137,559 $ 31.8 Heavily discounted by Market 12 Average Price Per Acres Sales Price Acre Average Price Per Acres Sales Price Acre Sales Price and Price Per Acre ($ in 000’s) Under Contract (B) Land Holdings

Potential Land As of October 14, 2016 Sales (B) Commercial/Retail 2 7 3 Total Potential 4,100 Sales = approx. $98.5mm Acres $24k/acre 13 1 6 5 4 Contract/Parcel Acres Contract Amount Price per Acre (rounded) Timing Minto (AR Residential) 1 1,581 $28.7mm $18,000 ’16 – ‘17 Minto (AR Residential) 2 1,686 $31.4mm $19,000 ’18 - ‘19 ICI (SF Residential) 3 600 $9.0mm $15,000 ’16 – ‘17 North Amer. Dev Grp 4 82 $20.2mm $248,000 ’17 – ‘18 Commercial/Retail $1.2mm $294,000 ‘18 5 4 Mixed-Use Retail 22 $5.6mm $253,000 ’17 Commercial/Retail 6 $1.5mm $245,000 ’17 SF Residential 73 $1.0mm $14,000 ’17 Totals/Average 4,100 $98.5mm $24,000 8 7 6 8 SF – Single Family; AR – Age Restricted Total Acres East of I-95 Approx. 1,200 acres Total Acres West of I-95 Approx. 9,300 acres Land Holdings

Status of Large Land Deals Under Contracts (B) Minto Communities Under Contract 1,581 Acres (Oasis Daytona) Pending Wetlands Permit North American Dev. Sold/Under Contract Group 42 Acres Purchased/82 Acres Under Contract Pre-Leasing Underway Working on Rezoning & Site Plan Application ICI Homes (B) Under Contract 600 Acres (Bayberry II) Working on Entitlements from City of Daytona Beach Pending Wetlands Permit 14 Land Holdings

CTO | Highlights | Portfolio Land Holdings | Daytona

Potential Land Absorption – West of I-95 (B)

Parcel	Use	Status	Timing	Contract Amount/Value Estimate
A	Residential	U/C	'18-'19	$31.4mm
B	Residential	U/C	'16-'17	$28.7mm
C	Residential	U/C	'16-'17	$9.0mm
D	Residential	N/A	N/A	$10k-$20k/acre
E	Mitigation Bank	I/P	TBD	$5k-$12k/acre
F	Residential	N/A	TBD	$15k-$20k/acre

- U/C – Under Contract
- I/P – In Process


F
1,053 Acres
A
1,686 Acres
minto
B
1,581 Acres
minto
E
Proposed Mitigation
2,366 Acres
C
600 Acres
ICI HOMES
D
197 Acres

CONSOLIDATED TOMOKA

15

- CO:-.!SOLIDAl ED 16 •• TO IOKA

Portfolio Land Holdings Well-Positioned Land: Industrial Parcel - CO:-.!SOLIDAl ED 17 •• TO IOKA

Portfolio Land Holdings Well-Positioned Land: North of LPGA -CONSOLIDATED (Ill TO IOKA 18

(B) Real Estate Venture – Property Summary Beach Front Property      Gross Site Area Developable acres Beach frontage 6.04 Acres 3.63 Acres 505 feet Venture Transaction Summary        Approximately $5.7mm initial investment 50% ownership interest in venture CTO earns base management fee CTO receives 9% preferred interest    Entitle Property for Vertical Development Exploring Interim Uses Opportunistic Investment 19 Land Holdings

Income As of October 14, 2016 Producing Investments Total Portfolio NOI as of 10/14/16 = $18.6mm (1) Based on NOI Approx. 36% NOI from Credit Tenants 20 SINGLE-TENANT 66% MULTI-TENANT 34% OFFICE 50% RETAIL 50% Portfolio Mix(1)(H) Largest Markets (1)(H) City % of NOI Raleigh 18.3% Santa Clara 12.6% Orlando 10.2% Jacksonville 9.3% Atlanta 7.2% All Other 42.4% Income Properties

CTO Highlights Portfolio Daytona
Income Properties

Income Property Portfolio (G) (H)

As of October 14, 2016

Single-Tenant Portfolio

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	NOI
Wells Fargo	AA-	Raleigh, NC	Office	450,393	8.0	$2,760,909
Hilton Grand Vacations	NR	Orlando, FL	Office	133,914	5.2	$1,559,446
Lowe's	A-	Katy, TX	Retail	131,644	10.3	$917,000
CVS	BBB+	Dallas, TX	Retail	10,340	25.4	$685,000
Harris Teeter	NR	Charlotte, NC	Retail	45,089	11.6	$677,250
Container Store	NR	Phoenix, AZ	Retail	23,329	13.4	$630,315
At Home	B	Raleigh, NC	Retail	116,334	13.0	$620,380
Rite Aid	B	Renton, WA	Retail	16,280	9.8	$558,139
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	7.3	$551,250
Best Buy	BB	McDonough, GA	Retail	30,038	4.3	$427,500
Big Lots	NR	Glendale, AZ	Retail	34,512	6.3	$365,400
Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	1.3	$364,467
Walgreens	BBB	Alpharetta, GA	Retail	15,120	9.1	$362,880
Big Lots	NR	Germantown, MD	Retail	25,589	7.3	$358,246
Walgreens	BBB	Clermont, FL	Retail	13,650	12.5	$327,600
Bank of America	A	Monterey, CA	Retail	32,692	4.2	$295,249
Outback	BB	Charlottesville, VA	Retail	7,216	15.0	$282,250
Outback	BB	Charlotte, NC	Retail	6,297	15.0	$201,967
Outback	BB	Austin, TX	Retail	6,176	15.0	$189,641
Carrabas	BB	Austin, TX	Retail	6,528	15.0	$158,307
Total Single Tenant				1,179,456	9.7	$12,293,196

CONSOLIDATED TOMOKA
Strong Cash Flow
21

Income Property As of October 14, 2016 Portfolio (G)(H) Multi-Tenant Portfolio 245 Riverside Ave Whole Foods Centre Concierge Mason Commerce (Flex) 7-11/Dallas Pharmacy Williamson Bus.Park Grove at Winter Park Total - Multi-Tenant Class A N/A Class B Class B N/A Class B N/A Jacksonville, FL Sarasota, FL Daytona Beach, FL Daytona Beach, FL Dallas, TX Daytona Beach, FL Winter Park, FL Office Retail Office Office Retail Office 136,856 59,341 22,012 30,720 4,685 15,360 4.5 6.9 2.9 4.3 8.0 7.8 $1,717,811 $1,168,651 $395,642 $384,343 $136,000 $80,000 Retail 112,292 - - 457,107 5.3 $6,214,945 Strong Cash Flow 22 Acquired October 14, 2016 3600 Peterson Class A Santa Clara, CA Office 75,841 5.5 $2,332,498 Property Rentable Remaining Tenant/Building Class Location Type Square Feet Lease Term NOI Income Properties

Fastest Growing MSA’s in U.S. As of August 2016 1 Orlando-Kissimmee-Sanford 4.4% 1,213 4 properties 3 San Jose – Sunnyvale – Santa Clara 3.6% 1,087 1 property 5 Denver – Aurora – Lakewood 3.2% 1,455 7 Portland – Vancouver - Hillsboro 2.9% 1,145 9 Charlotte – Concord – Gastonia 2.6% 1,133 1 property 11 Miami – Ft. Lauderdale – West Palm Bch 2.4% 2,559 13 Phoenix – Mesa – Scottsdale 2.3% 1,946 2 properties 15 Riverside – San Bernardino – Ontario 2.3% 1,376 Exposure to High Growth Markets 23 14Baltimore – Columbia – Towson2.3%1,400 12San Francisco – Oakland – Hayward2.4%2,331 10Washington DC – Arlington - Alexandria2.4%3,2461 property 8Atlanta – Sandy Springs – Roswell2.7%2,6682 properties 6Tampa – St. Petersburg - Clearwater3.1%1,288 4Dallas – Ft. Worth – Arlington3.4%3,5322 properties 2Seattle-Tacoma-Bellevue3.7%1,9741 property RankMSAGrowth RatePopulation SizeCTO Investments Income Properties

2016 Acquisition 3600 Peterson (Santa Clara, CA) $30.0mm Investment Class A Office 100% Leased Tenancy: Two tenants 5.53 year lease term 75,841 Square Feet 5.24 Acres Single Story Complete ($14mm) renovation in 2014 Potential FAR of 177,000 Sq Ft Potential for Additional Density 24 Income Properties

2016 Acquisition 3600 Peterson (Santa Clara, CA) $30.0mm Investment Boston Properties Well Located in Growth Market 25 Menlo Equites & Beacon Capital The Campus In April of 2016 Purchased 3625 Peterson Way for $78 MM / $358 In June of 2016 LeEco acquired a 48.6 acre site from Yahoo for $250 MM Income Properties

2016 Acquisition CVS Ground Lease (Dallas, TX) $14.9mm Investment Acquired with 25 years of lease term remaining 10,340 Square Feet S&P credit rating: BBB+ 0.91 Acres New construction, built in 2016 Potential FAR of 400,000 sq. feet of vertical development 3-Mile Demographics Population: 177,625 Avg. HH income: $89,619 Redevelopment Opportunity 26 Income Properties

2016 Acquisition Bloomin Brands NNN Sale Leaseback ( TX, NC, VA) $14.9mm Investment Acquired all properties with new 15 year lease terms 26,217 rentable square feet S&P credit rating: BB 7.92 Acres Huntersville, NC Charlottesville, VA 3-Mile Demographics - Portfolio Population: 73,217 Avg. HH income: $88,036 Austin, TX Performing Assets Austin, TX Strong Good Markets 27 Income Properties

2016 Acquisition At Home NNN Lease (Raleigh, NC) $9.2mm Investment Acquired with 13+ years of lease term remaining 116,334 Square Feet S&P credit rating: B 10.64 Acres Built in 1995 3-Mile Demographics Population: 88,281 Avg. HH income: $68,037 Basis Low Rent Low 28 Income Properties

2016 Acquisition Bank of America Ground Lease (Monterey, CA) $8.4mm Investment 4.2 years of lease term remaining 32,692 Square Feet S&P credit rating: A 1.26 Acres Built in 1982 Potential Redevelopment with zoning for up to 4 stories 3-Mile Demographics Population: 61,735 Avg. HH income: $93,610 Redevelopment Potential 29 Income Properties

CTO Highlights Portfolio Income Properties Daytona

Potential Redevelopment Opportunities

Property	Site Size	Current Improvements	Potential Development
CVS/Pharmacy Dallas, TX	0.91 Acres	CVS Single Story	Approximately 400,000 SF
Bank of America Monterey, CA	1.26 Acres	Bank of America Branch Two Story	Up to 4 stories
3600 Peterson Way Santa Clara, CA	5.24 Acres	76,000 SF Office Single Story	Approximately 177,000 SF
Beach Parcel Daytona Beach, FL	6.04 Acres	Beachfront Land Vacant	750,000+ SF
Wells Fargo Raleigh, NC	40.33 Acres	450,000 SF Office	Additional 250,000 SF

CONSOLIDATED TOMOKA
30

Portfolio Highlights (Raleigh, NC) Single-Tenant $42.3mm Investment Single-Tenant Class A Office Rent @ 50% below market Investment basis - $94/sq. ft. or approx. 50% below replacement cost 8.0 years remaining on lease Rent Escalation in 2019 450,393 Square Feet Investment Grade Tenant: Wells Fargo Bank N.A. (AA-) Approx. 40.0 acres Potential to add 250,000 sq. feet Wells Fargo 31 Income Properties

Portfolio Highlights (Jacksonville, FL) Multi-Tenant $25.1mm Investment Class A Office Strong Retail/Residential development activity in area Investment basis ($185/sq ft) below replacement cost 4.5 years weighted average remaining on leases 100% Occupied 136,856 Square Feet Former St. Joe Headquarters built in 2003 245 Riverside 32 Income Properties

Portfolio Highlights (Glendale, AZ) Single-Tenant $8.6mm Investment 13.4 years remaining on lease 3-mi Pop. 106,525 3-mi Avg HHI $76,173 23,329 Square Feet 2015 New Construction Single-Tenant, Triple Net Lease Outparcel to Macerich’s Arrowhead Mall (avg. sales of $650 per sq. ft.) Major renovation of mall announced by Macerich Container Store 33 Income Properties

Portfolio Highlights (Sarasota, FL) Multi-Tenant $19.1mm Investment 6.9 years weighted average remaining on leases 59,341 Square Feet - 100% Occupied 3-mi Pop. 68,157 3-mi Avg HHI $63,561 36,000 square feet (or 61% of property) leased to free standing Whole Foods Market BBB-Credit 9 yrs remaining on lease @ acquisition 23,000 square feet of ground floor retail 455 space parking garage Shoppes at Sarasota Row 34 Income Properties

CTO Highlights **Portfolio** Income Properties Daytona

14 Asset Portfolio – Sold

Tenant	Tenant Type	Market
Bank of America	Single Tenant	Garden Grove, CA
Bank of America	Single Tenant	Westminster, CA
Bank of America	Single Tenant	Laguna Beach, CA
Bank of America	Single Tenant	Walnut, CA
Bank of America	Single Tenant	La Habra, CA
Bank of America	Single Tenant	Mission Viejo, CA
Bank of America	Single Tenant	Mission Viejo, CA
Bank of America	Single Tenant	Los Alamitos, CA
Bank of America	Single Tenant	Yorba Linda, CA
Walgreens	Single Tenant	Boulder, CO
Walgreens	Single Tenant	Palm Bay, FL
JPMorgan Chase	Single Tenant	Chicago, IL
CVS	Single Tenant	Tallahassee, FL
Buffalo Wild Wings	Single Tenant	Phoenix, AZ
14-Property Portfolio		

Portfolio NOI $2.45 million

Bank of America - Laguna Beach, CA



- Sales Price (1) **$51.6 million**
- Exit Cap Rate **4.73%**
- Gain **$11.4 million**
- EPS (net of tax) **$1.20/share**

Harvesting Value ●
Reinvest/Replace NOI

CONSOLIDATED TOMOKA
35

Opportunistic Investment The Grove at Winter Park (Winter Park, Approx. 112,000 sq ft 35% Leased 14.35 acres 548 Parking Spaces 3-mi Pop. 93,236 3-mi Avg HHI $59,994 FL) $3.1mm Investment (multi-tenant) Negotiating LOI’s on 20,000 sq. feet of infill space Virtually Vacant When Acquired Potential Stabilized NOI - $1.3mm 36  20 yr lease term  Est. Q4 ‘17 opening  39k sq foot anchor space  15 yr lease term  Est. Q1 ‘17 opening Anchor Income Properties

How our Income Property Portfolio Compares With Triple-Net REITs 1. 2. Source: National broker reports Top 3 based on NOI (H) Top 3 Locations Cap Rate (1) Top 3 Tenants (2) Rating Term TEV Wells Fargo Hilton Grand Vacations Lowe’s AA-NR A-North Carolina California Florida N/A 8.2 30.1% Bank of America Lifetime Fitness Amazon A B AA-Texas Illinois California 6.4% 7.6 37.3% Shopko 84 Lumber Walgreens NR NR BBB Texas California Illinois 6.1% 10.7 40.8% Walgreens FedEx Dollar General BBB BBB BBB California Texas Florida 4.4% 9.8 24.7% Peer Average Superior Portfolio Quality 37 5.8%10.531.6% American Multi-CinemaB Regal CinemasB+ 6.6%TopgolfNR12.7N/A32.4% SunocoBBBTexas Mister Car WashBFlorida 5.5%LA FitnessN/A11.4Ohio28.2% WalgreensBBBMichigan WalmartAAFlorida 5.7%WawaNR10.9Ohio26.2% ImpliedTenant CreditAverage LeaseDebt+Pref/ Income Properties

CTO | Highlights | Portfolio Income Properties | Daytona

Transformation of our Portfolio – 2011 vs 2016

As of YE 2011

Property	Location
Barnes & Noble	Lakeland, FL
CVS	Tallahassee, FL
CVS	Sanford, FL
CVS	Clermont, FL
CVS	Sebring, FL
CVS	Melbourne, FL
CVS	Sanford, FL
CVS	Sebastian, FL
CVS	Clermont, FL
CVS	Clermont, FL
Lowe's	Lexington, NC
RBC (PNC)	Altamonte Springs, FL
RBC (PNC)	Orlando, FL
Walgreens	Palm Bay, FL
Walgreens	Kissimmee, FL
Walgreens	Orlando, FL
Walgreens	Apopka, FL
Walgreens	Powder Springs, GA
Total Properties Sold	**18**
Barnes & Noble	Daytona Beach, FL
Best Buy	McDonough, GA
Concierge	Daytona Beach, FL
Dick's Sporting Goods	McDonough, GA
Harris Teeter	Charlotte, NC
Mason Commerce (2 Properties)	Daytona Beach, FL
Walgreens	Clermont, FL
Walgreens	Alpharetta, GA
Legacy Portfolio	**9**
Total Portfolio	**27**

As of 10/14/16

Property	Location
245 Riverside Ave	Jacksonville, FL
3600 Peterson	Santa Clara, CA
7-11/Dallas Pharmacy	Dallas, TX
At Home	Raleigh, NC
Bank of America	Monterey, CA
Big Lots	Germantown, MD
Big Lots	Glendale, AZ
Carrabas	Austin, TX
Container Store	Phoenix, AZ
CVS	Dallas, TX
Hilton Grand Vacations (2 properties)	Orlando, FL
Lowe's	Katy, TX
Outback	Austin, TX
Outback	Charlottesville, VA
Outback	Charlotte, NC
Rite Aid	Renton, WA
Wells Fargo	Raleigh, NC
Whole Foods Centre	Sarasota, FL
Williamson Business Park	Daytona Beach, FL
Grove at Winter Park	Winter Park, FL
Total Properties Acquired/Developed	**21**
Barnes & Noble	Daytona Beach, FL
Best Buy	McDonough, GA
Concierge	Daytona Beach, FL
Dick's Sporting Goods	McDonough, GA
Harris Teeter	Charlotte, NC
Mason Commerce (2 Properties)	Daytona Beach, FL
Walgreens	Clermont, FL
Walgreens	Alpharetta, GA
Legacy Portfolio	**9**
Total Portfolio	**30**

CONSOLIDATED TOMOKA

Stronger Markets ● Tenant Diversity

38

Commercial Loan As of September 30, 2016 Investments  $24.0 million invested Wtd. Avg. Rate 8.8% SOUTHGATE MALL GLENN HOTEL DFW HYATT                      $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 Maturity: June ‘17          $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 Maturity: Sept. ‘17 $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed Maturity: Feb ‘19 Opportunity to Monetize 39 Loan Investments

(A) Liquidity and Liquidity Position (excluding restricted cash) ($ in 000’s) Leverage As of September 30, 2016 97% of Debt at Fixed rate as of September 30, 2016 Debt Schedule ($ in millions) Credit Facility Convertible Notes CMBS Loan CMBS Loan Mortgage Loan Total $ 58.8 - - - $ 4.0 75.0 30.0 7.3 2.77% (3) 4.50% 4.33% 3.66% 1.8 3.5 18.1 (4) 1.4 - 25.0 3.17% (5) 4.6 $ 58.8 $ 141.3 4.14% 6.6 1031 Restricted Cash Balance approximately $3.1 million 1. 2. 3. 4. 5. Total Commitment of Credit Facility = $75 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Attractive Debt Rates and Duration 40 Borrowing BaseAmountMaturity in Capacity (1)Outstanding (2)RateYears

CTO | Highlights | Portfolio | Daytona

REIT Conversion (E)

■ Benefits for Shareholders

➢ Potential Valuation Uplift	Tax Efficient, Substantially Eliminate Corporate Taxation
➢ Enhance Cash Flows	Paid Taxes - $1.2mm ('15), $3.0mm ('14), $1.6mm ('13)
➢ Expand Shareholder Base	Dedicated REIT investors, ETF and Index Fund buyers, and Income Oriented Investors
➢ Increased Liquidity	Issuance of stock for up to 80% for E&P distribution

■ Other Considerations

➢ E&P Distribution	Taxed dividend to shareholders [generally capital gain rate]
➢ Book Value Impact	Eliminate 1031 Deferred Tax Liability at Conversion
	Impact = approx. $56.1mm OR ≈ $9.76/share)

■ Action Steps

➢ Key Steps	Earnings/Profits analysis –**PROCESS RESUMED**
	Regulatory ruling on 80% stock in E&P distribution
	Merge with Maryland C-Corp (Form S-4); Shareholder vote

CONSOLIDATED TOMOKA

Targeting Jan 1, 2018

41

(C)(J) Share Repurchase Program New Share Repurchase Program (Authorized in ‘15) $10.0 million Q1 2016 28,862 $1,339,613 $46.41 Q2 2016 33,889 $1,658,922 $48.95 Prior Share Year Repurchase Program (Authorized in ‘08) $8.0 million Average Price/Share Shares Repurchased Investment Increased Pace 42 2008-2016164,533$7,971,058$48.45 Q3 2016 (through 10/17/16)54,719$2,687,063$49.10 YTD 2016117,470$5,685,598$48.40 Remaining Program Amount$4,343,343 Shares YearRepurchasedInvestmentAverage Price/Share

2016 Guidance – Status As of September 30, 2016 (unless otherwise noted) Update Acquisition of Income-Producing Assets (B)(1) $70mm - $85mm $79.8mm Disposition of Income Properties (B)(K)(1) $15.0mm - $25mm (K) $22.7mm (K) Land Transactions (sales value) (B)(1) $25.0mm - $35.0mm $5.4mm (1) As of October 14, 2016 (2) Reported earnings per share. Earnings per share guidance provided in February 2016 excluded the gain on the disposition of the Portfolio Sale which equaled $1.20 per share, therefore for comparison to the Company’s earnings per share guidance the earnings per share would equal $0.76 per share. 43 Leverage Target (as % of Total Enterprise Value)< 40%< 30.1% Target Disposition Yields (K)(1)7.00% - 10.00%8.20% Target Investment Yields (Initial Yield – Unlevered) (1)6% - 8%6.14% 2016 GuidanceYTD Q3 2016 Earnings per share (K)$2.75-$3.00/share$1.96/share(2)

Development on our Land Development Update Land Sold by CTO (F)  Tanger Factory Outlet Grand Opening – November 18, 2016  Integra Sands Apartments (F) Pre-Leasing set to begin December Under Construction – Complete by Grand Opening October 2016 Site Planning for Power Center Pre-Leasing underway Awaiting submission of Site Plan 2016 (F)  TopBuild Headquarters Q1 2017  CarMax (F)  North American Dev. Group  Sam’s Club Progress & Development 44

evelopment on our Land Tanger Outlets as of 1 0.15. 16 Tanger· Outrets Grand Opening Nov 2016 - CO:-.!SOLIDAl ED •• TO IOKA D Daytona

Daytona Development on our Land Integra as of 1 0.15.1 6 INTEGRA LAND COMPANY Multi-Family Moving In 46

Daytona Land TopBuild as of 10.15.16 Public Company Headquarters coNsOLIDA1FD TO IOKA 47 Development on our

evelopment on our Land CorMax as of 1 0. 15. 1 6 • I . October ' 16 Grand Opening - CO:-.!SOLIDAl ED •• TO IOKA D Daytona

Daytona evelopment on our Land Orthopedic Clinic of DB as of 10.15.16 Orthopaedic Clinic of Daytona Beach Medical Office - CO:-.!SOLIDAl ED 49 •• TO IOKA D

CTO Highlights Portfolio Daytona

Top Institutional Shareholders (1)

Shareholder	Shares	%
Wintergreen Advisers LLC	1,543,075	26.62
BlackRock Institutional	308,343	5.32
Northern Trust Corporation	295,443	5.10
Carlson Capital LP	192,028	3.31
Vanguard Group	188,135	3.25
Dimensional Fund Advisors	186,668	3.22
Fenimore Asset Management	158,459	2.73
State Street Corp	76,558	1.32
Cardinal Capital Management	61,446	1.06
UBS	57,315	0.99
Fidelity Management & Research	55,750	0.96
TOP SHAREHOLDERS	**3,123,220**	**53.88%**

1. Source: Bloomberg as of October 12, 2016

CONSOLIDATED TOMOKA

50

Experienced Team Started with Company • Morgan Stanley • Morgan Stanley • Cobb Cole 14 Full-Time Employees 51 John P. Albright President and CEO • Archon Capital, a Goldman Sachs Company • Crescent Real Estate Equities 2011 Mark E. Patten Senior Vice President and CFO • Simply Self Storage • CNL Hotels & Resorts • Vistana Inc. • KPMG 2012 Daniel E. Smith Senior Vice President – General Counsel and Corporate Secretary • Goldman Sachs Realty Management • Crescent Real Estate Equities • Hughes & Luce LLP (now part of K&L Gates) 2014 Steven R. Greathouse Senior Vice President – Investments • N3 Real Estate • Crescent Real Estate Equities 2012 Teresa J. Thornton-Hill Vice President - Corporate Counsel • ICI Homes • Rogers Towers, P.A. 2005 E. Scott Bullock Vice President of Real Estate • International Speedway Corporation • Crescent Resources (Duke Energy) • Pritzker Realty Group • Disney Development Company (Walt Disney Co.) 2015

Board of Directors 52 Director Since John P. Albright President & Chief Executive Officer of the Company 2012 John J. Allen President of Allen Land Group, Inc. 2009 Laura M. Franklin Executive Vice President, Accounting & Administration of Washington REIT 2016 Jeffry B. Fuqua Chairman of the Board of the Company and President of Amick Holdings, Inc. 2009 William L. Olivari Certified Public Accountant and Partner of Olivari and Associates 2008 Howard C. Serkin Chairman of Heritage Capital Group, Inc. 2011 A. Chester Skinner, III Vice Chairman of the Board of the Company and President of Skinner Bros. Realty Co. 2010 Thomas P. Warlow, III President & Chairman - The Martin Andersen-Gracia Andersen Foundation, Inc. 2010

Well-Positioned as of September 30, 2016 Land - CO:-.!SOLIDAl LD 53 •• TO IOKA

Endnotes A. B. Debt amount includes the face value of the Convertible Notes outstanding as of September 30, 2016 There can be no assurances regarding the likelihood or timing of the potential transaction(s) or, if any occur, the final terms including sales price There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program $0.04 per share dividend per quarter represents $0.16 per share on an annualized basis which would be an increase of 100% from the prior annual dividend of $0.08 per share through May of 2016 There can be no assurances regarding the likelihood or timing of the Company converting to a Real Estate Investment Trust or the ability to obtain certain tax rulings related to the distribution of earnings and profits Completion dates for construction are based on publicly available information Excludes 14 properties included in the portfolio sale outlined on Slide 35 Net operating income calculated as of September 30, 2016 = Rental income less direct costs of revenues and includes: (i) annualized rents and costs for acquisitions in 2015 & 2016 plus (ii) billboard income and does not include revenues and costs for any income properties sold in 2015 & 2016, and excludes non-cash items including impact of straight-line rent and amortization of lease intangibles. Sales price includes buyer’s assumption of $23.1 million mortgage loan secured by the properties As of the date of this presentation the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases under the $10 million program Does not include potential disposition of 14 properties on Slide 35 and Subsurface Interests transaction noted on Slide 3 There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions shall be closed or the timing or final terms thereof. Sold approximately $1.2 million of impact fees on October 18, 2016 C. D. E. F. G. H. I. J. K. L. M. 54

Contact Us Consolidated-Tomoka Land Co. 1530 Cornerstone Boulevard Daytona Beach, FL 32117 main: 386.274.2202 fax: 386.274.1223 email: info@ctlc.com web: www.ctlc.com NYSE MKT: CTO For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. Explore Daytona at www.exploredb.com 55